SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) February 18, 2005


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


          Oklahoma                  1-12396                 73-0970298
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)         Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma 73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Information to be Included in the Report

Item 3.02  Unregistered Sales of Equity Securities

     On May 31, 2002, The Beard Company, (the "Company") completed the sale of $1,200,000 aggregate principal amount of 10% Subordinated Notes due September 30, 2003 (the "10% Notes"). In connection with the sale of the 10% Notes the Company issued warrants to purchase an aggregate of 547,625 shares (as adjusted to reflect a subsequent 2-for-1 stock split effective August 6, 2004 (the "Stock Split") of the Company's common stock at exercise prices (adjusted to reflect subsequent anti-dilution adjustments and the Stock Split) ranging from $0.353949 to $0.3570475 per share (the "2002 Warrants"). The Company paid the 10% Notes in full on March 26, 2004.

     In February of 2005, certain of the Warrant Holders exercised their 2002 Warrants to purchase an aggregate of 82,000 shares of the Company's common stock (the "Underlying Common Stock").

     The following table indicates the dates the 2002 Warrants were exercised:

                                                     No. of
                            Exercise                 Shares
                              Date             (Post-Stock Split)

                             2/16/05                 22,000
                             2/18/05                 60,000
                                            --------------------------
                              Total                  82,000
                                            ==========================

     From May 21, 2004 through June 7, 2004, the Company completed the sale of $1,200,000 aggregate principal amount of it 10% Participating Notes due November 30, 2006 (the "Participating Notes"). The purchasers of the Participating Notes also received warrants to purchase an aggregate of 480,000 shares of the Company's common stock at exercise prices (as adjusted for the Stock Split) ranging from $0.135 to $0.23 per share (the "2004 Warrants"). The Company prepaid $240,000 of the Participating Notes on February 10, 2005.

     In February of 2005, certain of the 2004 Warrant Holders exercised their 2004 Warrants to purchase an aggregate of 40,000 shares of the Underlying Common Stock.

     The following table indicates the dates the 2004 Warrants were exercised:

                                                     No. of
                            Exercise                 Shares
                              Date             (Post-Stock Split)

                             2/18/05                 20,000
                             2/22/05                 20,000
                                         --------------------------
                              Total                  40,000
                                         ==========================


     After giving effect to the exercise of the 122,000 shares above, the Company's outstanding common shares increased to a total of 5,091,565 shares.

     Additionally, on February 16, 2005, the Company issued options (the "2005 Options") to purchase an aggregate of 25,000 shares of the Company's common stock at an exercise price of $0.70 per share to a non-employee, financial consultant of the Company. The options expire on February 16, 2007.

     On February 18, 2005, the total shares issued pursuant to exercised warrants plus the shares exercisable for the options granted to the financial consultant exceeded 1% of the outstanding equity securities of the Company triggering the necessity to file this Current Report under Item 3.02 of Form 8-K.

     None of the 2002 Warrants, the 2004 Warrants, the 2005 Options or the Underlying Common Stock issued in connection with the 2002 Warrants or 2004 Warrants are registered under the Securities Act of 1933, as amended (the "Securities Act"). The 2002 Warrants, 2004 Warrants, 2005 Options and the Underlying Common Stock were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act for "transactions by the issuer not involving a public offering." The 2002 Warrants, 2004 Warrants and Underlying Common Stock were issued in transactions that fell within the safe harbor provided by Rule 506 of Regulation D of the Securities Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE BEARD COMPANY

                                           HERB MEE, JR.
                                           Herb Mee, Jr., President

February 23, 2005